Asset sales	12 Months Ended
Dec. 31, 2020
Sale Of Fixed Asset [Abstract]
Asset sales
Note 6. Asset sales
Cyxtera Colocation Entity Limited (“Cyxtera HK”)
In December 2018, a subsidiary of the Company entered into an agreement to sell the data center operations of Cyxtera HK, an indirect wholly-owned subsidiary of the Company. The sale of Cyxtera HK was completed in May 2019 for a sales price of $0.5 million. In connection with the sale, the Company recognized a loss of $3.1 million, which is included in loss on asset sales in the consolidated statement of operations for the year ended December 31, 2019. Cyxtera’s third-party colocation business in Hong Kong was not subject to the sale.
Other assets
In April 2019, the Company completed the sale of certain equipment for a sales price of $0.8 million. In connection with the sale, the Company recognized a loss of $3.0 million, which is included in loss on asset sales in the consolidated statement of operations for the year ended December 31, 2019.